CASH COLLATERAL ACCOUNT
                  SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT


                                      among


                       MID-AMERICA CAPITAL PARTNERS, L.P.
                                       and
                          MID-AMERICA APARTMENTS, L.P.


                                       and


                           FIRST UNION NATIONAL BANK,
                                 as Account Bank


                                       and


                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                as Bridge Lender


                                       and


                             LASALLE NATIONAL BANK,
                                   as Trustee


                         Dated: as of November 21, 1997
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                             CASH COLLATERAL ACCOUNT
                  SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT


            CASH COLLATERAL ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this "AGREEMENT"), dated as of November 21, 1997, among MID-AMERICA CAPITAL PARTNERS, L.P. (the "PARTNERSHIP"), MID-AMERICA APARTMENTS, L.P. ("MAALP"), FIRST UNION NATIONAL BANK ("ACCOUNT BANK"), MORGAN STANLEY MORTGAGE CAPITAL INC. (the "BRIDGE LENDER") and LASALLE NATIONAL BANK, as trustee under the Indenture described below for the benefit of the holders from time to time of the Notes described below ("TRUSTEE").


                              W I T N E S S E T H:

            WHEREAS, the Partnership is the owner of fee interests in the properties described in EXHIBIT A attached hereto (individually, a "PROPERTY" and, collectively, the "PREMISES");

            WHEREAS, the Partnership is issuing its Secured Bridge Notes to the Bridge Lender in the principal amount of $140,000,000 concurrently with the execution and delivery of this Agreement and intends to issue its First Mortgage Bonds in the maximum aggregate principal amount of $150,000,000 (said Secured Bridge Notes and First Mortgage Bonds, collectively, the "Notes"), each pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), between Issuer and Trustee, as trustee thereunder, and secured by (i) Deeds of Trust, Assignments of Rents and Leases and Security Agreements, each dated as of the date hereof (collectively, the "MORTGAGE"), between the Partnership, as grantor, and Trustee, as beneficiary, (ii) Assignments of Leases, Rents and Security Deposits, dated as of the date hereof (collectively, the "ASSIGNMENT"), and
(iii) the other Security Documents (as defined in the Indenture);

            WHEREAS, pursuant to the Mortgage and the Assignment, the Partnership has granted to Trustee a security interest in the Rents (as defined in the Mortgage) and other revenues derived from or otherwise attributable or allocable to the Premises, and has absolutely assigned and conveyed to Trustee all of the rents, income, revenue, issues and profits due and to become due or to which the Partnership is now or may hereafter become entitled, arising out of the Leases (as defined in the Mortgage) or the Premises or any part or parts thereof; and

            WHEREAS, in order to induce the Bridge Lender to purchase such Secured Bridge Notes and in order to further effectuate the assignment of Rents (as defined in the Mortgage) and profits by the Partnership to Trustee, the Partnership has agreed to establish the Operating Account, the Interest Escrow Account, the Mortgage Escrow Account, the Replacement Reserve Account, the Deferred Maintenance Account and the Environmental Remediation Account (as such terms are defined in Paragraph 3(a)) (the Operating Account, the Interest Escrow Account, the Mortgage Escrow Account, the Replacement Reserve Account, the Deferred Maintenance Account and the Environmental Remediation Account are hereinafter collectively referred to as the "ACCOUNTS") with Account Bank and to grant to Account Bank, for the benefit of Trustee, a perfected first priority security interest therein upon the terms and subject to the conditions hereof.
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            NOW, THEREFORE, in consideration of the agreements and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Indenture unless otherwise expressly provided herein.

            2. SECURITY FOR OBLIGATIONS. To secure the full and punctual payment and performance of all obligations of the Partnership now or hereafter existing with respect to the Notes, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Partnership now or hereafter existing under the Notes, the Indenture, the Mortgage, this Agreement and all other Security Documents (all such obligations, collectively, the "OBLIGATIONS"), the Partnership hereby sells, assigns, conveys, pledges, grants and transfers to Account Bank, for the benefit of Trustee, a first priority continuing security interest in and to the following property of the Partnership, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "COLLATERAL"):

                  (a) the Accounts and all cash, checks, drafts, certificates, instruments and other assets, if any, from time to time deposited or held in the Accounts from time to time including, without limitation, all deposits or transfers made to the Accounts pursuant to Paragraph 3(a) hereof;

                  (b) any and all Permitted Investments (as defined in Exhibit C) held in the Accounts;

                  (c) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing (however, subsequent to a disbursement to the Partnership pursuant to the terms of the Mortgage and this Agreement, such disbursed funds shall be free and clear of the security interest created by this Agreement); and

                  (d) to the extent not covered by clauses (a), (b) or (c) above, all proceeds (as defined under the Uniform Commercial Code as in effect in the State in which the Accounts are located (the "UCC")) of any or all of the foregoing.

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            The parties hereto hereby appoint Account Bank to serve as account bank hereunder. Account Bank hereby accepts such appointment and agrees to hold and maintain the Accounts in accordance with this Agreement. Account Bank, on behalf of Trustee, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, to be exercised at the written direction of Trustee as if such rights and remedies were fully set forth herein.

            3.    CASH COLLATERAL ACCOUNTS.

                  (a) The Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "OPERATING ACCOUNT") with Account Bank. The Partnership has delivered irrevocable written instructions in the form attached hereto as EXHIBIT B to the banks listed on Schedule I hereto, which hold the operating accounts for the Premises (the "PROPERTY ACCOUNTS"), pursuant to which such banks have been instructed to deposit on a daily basis by transfer to the Operating Account, upon receipt, all operating revenue from the Premises, and other amounts received in the Property Accounts, except for daily maximum amounts the Property Accounts are to retain as shown on Schedule 1. The Partnership hereby represents, warrants and covenants that (w) all property managers of the Premises have been instructed pursuant to letters of instruction delivered to Trustee at the Closing to deposit directly, on a daily basis, all checks and all funds and revenues received with respect to the Premises ("REAL PROPERTY REVENUES"), including, without limitation, with respect to rental due under the Leases, to the respective Property Account, (x) all Real Property Revenues will be deposited into the Property Account, (y) there are no other accounts maintained by the Partnership or any other Person with respect to the collection of Real Property Revenues and (z) so long as any Notes shall be Outstanding and the Permitted Merger shall not have occurred, neither it nor any other Person shall open any other such accounts.

            In addition, the Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "INTEREST ESCROW ACCOUNT") with Account Bank. The Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "MORTGAGE ESCROW ACCOUNT") with Account Bank. The Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "REPLACEMENT RESERVE ACCOUNT") with Account Bank. The Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "DEFERRED MAINTENANCE ACCOUNT") with Account Bank. The Partnership hereby establishes in the name of Account Bank, for the benefit of Trustee, as secured party, a segregated cash collateral account (the "ENVIRONMENTAL REMEDIATION ACCOUNT") with Account Bank.

            The Collateral shall be held in the Accounts in accordance with the terms of this Agreement. The Partnership agrees that prior to the earlier of the Permitted Merger Date or payment in full of the Notes, this Agreement shall be irrevocable by the Partnership without the prior written consent of each Holder of an Outstanding Security. The Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking or governmental authority, as may now or hereafter be in effect. Interest accruing on the Accounts shall be periodically added to the principal amount of the Accounts and shall be held, disbursed and applied in accordance with the provisions of this Agreement. All statements relating to the Accounts shall be issued by Account Bank to Trustee (or Trustee's representative) and the Partnership. The Partnership shall be the beneficial owner of the Accounts for federal income tax purposes and shall report all income on the Accounts. Returned items in the Property Accounts will be charged against the Partnership in the succeeding month.

                  (b) Each of the Partnership and MAALP hereby agrees that all amounts required to be deposited in the Property Accounts and received by the Partnership, MAALP or any of their respective Affiliates shall be deposited immediately into the Property Accounts. Until so deposited, any such amounts held by the Partnership or MAALP shall be deemed to be Collateral and shall be held in trust by it for the benefit, and as the property, of Account Bank, for the benefit of Trustee, and shall not be commingled with any other funds or property of the Partnership or MAALP.

                  (c) The Partnership shall deposit in the Interest Escrow Account on the date hereof the amount of Zero Dollars ($0.00).

                  (d) The Partnership shall deposit in the Mortgage Escrow Account on the date hereof the amount of Zero Dollars ($0.00).

                  (e) The Partnership shall deposit in the Replacement Reserve Account on the date hereof the amount of Zero Dollars ($0.00).

                  (f) The Partnership shall deposit in the Deferred Maintenance Account on the date hereof the amount of Six Hundred Thirty Six Thousand One Hundred Thirty Dollars ($636,130.00).

                  (g) The Partnership shall deposit in the Environmental Remediation Account on the date hereof the amount of zero Dollars ($0.00).

                  (h) Trustee shall give prompt written notice to Account Bank of any Event of Default hereunder or under the Notes, the Indenture or any other Security Document of which a Trust Officer of Trustee has actual knowledge (each, a "DEFAULT TRIGGER NOTICE") and of any claim for indemnity under the Partnership Environmental Indemnity or the MAALP Environmental Indemnity, in each case of which a Trust Officer of Trustee has actual knowledge, or of any failure of the Partnership to maintain a Debt Service Coverage Ratio of at least
1.30 to 1 as set forth in Section 4.19(b) of the Indenture (each, a "FUNDING TRIGGER NOTICE"; any such Funding Trigger Notice and any Default Trigger Notice, a "TRIGGER NOTICE") and prompt written notice to Account Bank of the termination of any such Event of Default, the satisfaction by the Partnership or MAALP, as the case may be, of any such claim or the cure by the Partnership of any such failure (each, a "TERMINATION NOTICE"). The period from and after actual receipt by Account Bank of a Default Trigger Notice to and including actual receipt by

                                      -4-
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Account Bank of a related Termination Notice is referred to herein as a "DEFAULT
PERIOD." The period from and after actual receipt by Account Bank of a Funding Trigger Notice to and including actual receipt by Account Bank of a related Termination Notice is referred to herein as a "FUNDING PERIOD." All Default Periods and all Funding Periods are referred to herein, collectively, as "CASH MANAGEMENT PERIODS" and, each, as a "CASH MANAGEMENT PERIOD."

                  (i) The Partnership hereby instructs Account Bank to withdraw from the Operating Account, in the priority listed below and to the extent available therein, by 10:00 a.m. New York time on the Business Day preceding each Payment Date during any Cash Management Period (an "ACCOUNT FUNDING DATE"),
(i) funds in an amount equal to the Monthly Debt Service Payment Amount (as defined below) and deposit the same into the Interest Escrow Account; (ii) funds in an amount equal to the Monthly Tax and Insurance Payment Amount (as defined below) and deposit the same into the Mortgage Escrow Account; and (iii) funds in an amount equal to the Monthly Replacement Reserve Amount (as defined below) and deposit the same into the Replacement Reserve Account. "MONTHLY DEBT SERVICE PAYMENT AMOUNT" means an amount equal to the Debt Service Payment Amount LESS the funds on deposit in the Interest Escrow Account at the time. "DEBT SERVICE PAYMENT AMOUNT" means an amount equal to one-twelfth (1/12) of the annual amount of interest on the Notes Outstanding at the time. "MONTHLY TAX AND INSURANCE PAYMENT AMOUNT" means an amount equal to the Tax and Insurance Payment Amount LESS the funds on deposit in the Mortgage Escrow Account at the time. "TAX AND INSURANCE PAYMENT AMOUNT" means, with respect to each Account Funding Date, an amount equal to the tax payments and insurance premiums required to be paid during the six months following such Account Funding Date, as set forth in the written instructions delivered by the Partnership pursuant to Paragraph 3(k). "MONTHLY REPLACEMENT RESERVE AMOUNT" means an amount equal to the Replacement Reserve Amount LESS the amount on deposit in the Replacement Reserve Account at the time. "REPLACEMENT RESERVE AMOUNT" means an amount equal to $594,700.00. The Partnership shall give written instructions to Account Bank, with a copy to Trustee, on the Business Day preceding each Account Funding Date, which instructions shall specify the respective amounts of the withdrawals from the Operating Account and deposits into each other Account on such Funding Date.

                  (j) The Partnership hereby instructs Account Bank to withdraw from the Interest Escrow Account by 11:00 a.m. Chicago time on each Payment Date during any Cash Management Period and pay to Trustee or its designee amounts necessary to pay the Debt Service Payment Amount due to Trustee on such Payment Date. Trustee shall provide Account Bank with written instructions for the wire transfer of amounts pursuant to the terms of this Paragraph 3(j), specifying the date and amount of each such transfer.

                  (k) On or before the first day of each calendar year during the term of the Notes, the Partnership shall deliver to Trustee an Officers' Certificate specifying the approximate amount, the payee, the payee's address and the due date of each payment of taxes and insurance premiums due during the succeeding calendar year. During any Funding Period, Account Bank shall disburse funds from the Mortgage Escrow Account to the Partnership from time to time to pay all real estate taxes and insurance premiums in accordance with the written instructions delivered pursuant to the immediately succeeding sentence which instructions the Partnership warrants shall be in accordance with Section 5(a)

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of each Mortgage and such Officers' Certificate. The Partnership shall give written instructions to Account Bank, with an Officers' Certificate to the Trustee, specifying the amount, the payee, the payee's address, and due date of each such disbursement and payment. Neither Account Bank nor Trustee shall have any obligation to monitor or review the Partnership's application of funds disbursed pursuant to the preceding sentence.

                  (l) On or before the first day of each calendar year during the term of the Notes, the Partnership shall deliver to Trustee an Officers' Certificate setting forth the Replacement Reserve Amount for the succeeding calendar year. During any Cash Management Period, Account Bank shall disburse funds from the Replacement Reserve Account to the Partnership from time to time to pay replacement costs in accordance with the written instructions delivered pursuant to the immediately succeeding sentence, which instructions the Partnership warrants shall be in accordance with Section 5(b) of each Mortgage. The Partnership shall give written instructions to Account Bank, with an Officers' Certificate to the Trustee, specifying the date, the payee, the payee's address, and amount of each such disbursement and payment. Neither Account Bank nor Trustee shall have any obligation to monitor or review the Partnership's application of funds disbursed pursuant to the preceding sentence.

                  (m) Account Bank shall disburse funds from the Deferred Maintenance Account to the Partnership from time to time to reimburse the Partnership for deferred maintenance costs paid by the Partnership in accordance with the Required Repairs Agreement, as set forth in written instructions from Trustee or the Servicer, on behalf of Trustee, specifying the date and amount of each such disbursement and reimbursement. Neither Account Bank nor Trustee shall have any obligation to monitor or review the Partnership's application of funds disbursed pursuant to the preceding sentence.

                  (n) Account Bank shall disburse funds from the Deferred Maintenance Account to the Partnership from time to time to reimburse the Partnership for environmental remediation costs paid by the Partnership in accordance with the written instructions delivered pursuant to the immediately succeeding sentence which instructions the Partnership warrants shall be in accordance with the Environmental Remediation Agreement, as set forth in an Officers' Certificate delivered by the Partnership to Trustee describing the amount, payee and payee's address and attaching and certifying invoices. The Partnership shall give written instructions to the Account Bank describing the amount, payee and payee's address. Neither Account Bank nor Trustee shall have any obligation to monitor or review the Partnership's application of funds disbursed pursuant to the preceding sentence.

                  (o) (1) The Partnership shall deliver to Trustee an Officers' Certificate, dated as of a date within three months of any transfer of funds as provided below in this Paragraph (o), certifying that no Event of Default has occurred and is then continuing hereunder or under the Notes, the Indenture or any of the other Security Documents.

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
                        (2) Except during a Cash Management Period, the Partnership hereby instructs Account Bank (which instructions the parties hereby authorize Account Bank to follow, and Account Bank agrees to follow) to transfer all amounts from the Operating Account on a daily basis to such account or accounts of the Partnership as the Partnership may direct in writing, to pay operating expenses of the Partnership, to make distributions to the partners of the Partnership, or otherwise. The Partnership agrees to provide Account Bank with standing written instructions for the wire transfer or debit of amounts to be transferred pursuant to this clause (2).

                        (3)   During  any  Funding  Period,   the  Partnership
hereby instructs Account Bank (which instructions the parties hereby authorize Account Bank to follow, and Account Bank agrees to follow) to transfer, on any Payment Date, all amounts remaining in the Operating Account to such account or accounts of the Partnership as the Partnership may direct in writing, to pay operating expenses of the Partnership, to make distributions to the partners of the Partnership, or otherwise. The Partnership agrees to provide Account Bank with standing written instructions for the wire transfer or debit of amounts to be transferred pursuant to the terms of this clause (3).

                        (4)   Notwithstanding    anything   herein   provided,
during any Default Period, Account Bank shall disburse funds solely to or at the direction of Trustee, as Trustee or any Servicer on behalf of Trustee may instruct Account Bank in writing (which instructions the Partnership hereby authorizes Account Bank to follow, and Account Bank agrees to follow), for the operating expenses of the Partnership, for the payment of the Obligations or for any other purpose set forth in the Securities, the Indenture or the other Security Documents.

                        (5) The funds released to the Partnership pursuant to the provisions of this Agreement shall be free and clear of any security interests. Account Bank and, subject to clause 3(o)(4), the Trustee shall have no duty to monitor and review the application of funds disbursed pursuant to this Paragraph 3(o).

                  (p) Trustee may at any time instruct Account Bank in writing, specifying the date and amount of each such disbursement (which instructions the Partnership hereby authorizes Account Bank to follow, and Account Bank agrees to follow), to disburse funds on deposit in the Operating Account to or at the direction of the Trustee in reimbursement of Advances made pursuant to Section
7.14 of the Indenture. Account Bank shall have no obligation to monitor or review the application of funds disbursed pursuant to this Paragraph 3(p).

                  (q) Upon the occurrence of an Event of Default and the acceleration of the Notes prior to the Permitted Merger Date, Trustee shall promptly notify Account Bank in a Trigger Notice of such Event of Default and acceleration and, without notice to the Partnership from Account Bank or Trustee, (x) the Partnership shall have no further right in respect of (including, without limitation, the right to instruct Trustee or Account Bank to transfer from) the Accounts, and (y) Trustee, in writing, may direct Account Bank to liquidate any amounts then invested in Permitted Investments, as set forth on EXHIBIT C hereto (the "PERMITTED INVESTMENTS") or reinvest such amounts

                                      -7-
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in Permitted Investments of the type described in clause (viii) of the definition of Permitted Investments which investment shall be Evergreen 100% Treasury Fund (the "FUND INVESTMENT") to enable Account Bank, for the benefit of Trustee, or Trustee to exercise and enforce Trustee's rights and remedies hereunder with respect to any Collateral.

                  (r) Any amounts held in any of the Accounts shall be invested, liquidated and reinvested at the Partnership's written direction, in the name of Account Bank, for the benefit of Trustee, as secured party in Permitted Investments, except during a Default Period. During a Default Period, any amounts held in any of the Accounts shall be invested at Trustee's written direction, in the name of Account Bank, for the benefit of Trustee, as secured party, in the Fund Investment. Amounts held in the Accounts may be commingled for purposes of purchasing Permitted Investments. In no event shall Account Bank or Trustee have any responsibility or liability for the types of investments made hereunder, nor shall either of them have any duty or responsibility to confirm that the same are in fact Permitted Investments.

                  (s) All of the Accounts established pursuant to this Agreement shall be established and maintained as Eligible Accounts. An "ELIGIBLE ACCOUNT" is a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

                  (t) Account Bank may rely on any written instructions given to it by the Partnership, Trustee or the Servicer. In case of conflict between the instructions of the Partnership, on the one hand, and Trustee or any Servicer, on the other, Account Bank will follow instructions of the Trustee or such Servicer, as the case may be.

            4. FINANCING STATEMENT; FURTHER ASSURANCES. Simultaneously herewith, the Partnership shall execute and file (and deliver to the Trustee photostatic confirmation of such filing) a financing statement or statements in connection with the Collateral in the form required properly to perfect Account Bank's security interest, for the benefit of Trustee, therein. Account Bank shall be under no obligation to monitor such filing. At any time and from time to time, at the expense of the Partnership, the Partnership shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Account Bank or Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Account Bank or Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

            5. TRANSFERS AND OTHER LIENS. Each of the Partnership and MAALP agrees that it will not (i) sell or otherwise dispose of any of the Collateral except in accordance with this Agreement or (ii) create or permit to exist any

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lien upon or with respect to all or any of the Collateral, except for the lien of the Indenture, any Mortgage or any other Security Document and the lien granted to Account Bank, for the benefit of Trustee, under this Agreement.

            6. TRUSTEE'S RIGHT TO PERFORM THE PARTNERSHIP'S OBLIGATIONS; NO LIABILITY OF TRUSTEE. If the Partnership fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period five (5) Business Days after the Partnership's receipt of written notice thereof from Trustee, Trustee may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Trustee and its agents, if any, incurred in connection therewith shall be payable by the Partnership to Trustee in accordance with Section 10 hereof. Notwithstanding Trustee's right to perform certain obligations of the Partnership, it is acknowledged and agreed that the Partnership retains control of the Premises and operation thereof and notwithstanding anything contained herein or Account Bank's or Trustee's exercise of any of its rights or remedies hereunder, under the Notes, the Indenture or any of the other Security Documents or otherwise at law or in equity, neither Account Bank nor Trustee shall be deemed to be a mortgagee-in-possession nor shall Trustee or Account Bank be subject to any liability with respect to the Premises or otherwise based upon any claim of trustee liability, except to the extent that any loss or damage results from Trustee's or Account Bank's gross negligence or willful misconduct.

            7.    REASONABLE CARE.

                  (a) Account Bank shall have no liability or obligation with respect to the Accounts except for Account Bank's willful misconduct or gross negligence. Account Bank's sole responsibility shall be for the safekeeping, investment and disbursement of the Accounts in accordance with the terms of this Agreement. Account Bank shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance except as specifically set forth herein. Account Bank shall not be obligated to take any legal action or commence any proceeding in connection with the Accounts or this Agreement.

                  (b) Except for the exercise of reasonable care in the custody thereof, Trustee shall have no duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Trustee accords its own property, it being understood that Trustee shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Trustee, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from the gross negligence or willful misconduct of Trustee.

            8. REMEDIES. Upon the occurrence of an Event of Default prior to the Permitted Merger Date, Account Bank, acting upon the written direction of Trustee, may:

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                  (a) at any time or from time to time, charge, set off and
      otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

                  (b) at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement and/or as a secured party under the UCC; and

                  (c) demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Trustee may determine in its sole discretion.

            The Partnership hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral (except as otherwise provided herein). The Partnership acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to the Partnership within the meaning of the UCC.

            9. NO WAIVER. The rights and remedies provided in this Agreement, the Indenture and the other Security Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Account Bank or Trustee in exercising any right or remedy hereunder or under the Indenture or the other Security Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Account Bank and/or Trustee under Paragraph 8 or by law may be exercised by Account Bank and/or Trustee at any time and from time to time, and as often as Account Bank and/or Trustee may deem it expedient. Any and all of Account Bank's and/or Trustee's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and the Partnership shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of the Partnership under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes or any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein except for any such release as provided in Article Nine of the Indenture or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Account Bank and/or Trustee in the event of any default with respect to the Collateral or otherwise hereunder or under the Indenture or the other Security Documents. No delay or extension of time by Account Bank and/or Trustee in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon the Partnership by Account Bank and/or Trustee, shall constitute a waiver thereof, or limit, impair or prejudice Account Bank's and/or Trustee's right, without notice or demand (except as herein provided), to take any action against the Partnership or to exercise any other power of sale, option or any other right or remedy.

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            10. FEES AND EXPENSES. The Collateral shall secure, and the
Partnership shall pay to Account Bank and Trustee, their respective agents and/or Account Bank's and Trustee's respective counsel on demand, from time to time, all reasonable fees, costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any Lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, investment, reinvestment, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Account Bank and/or Trustee under this Agreement, the Note, the Mortgage or the other Security Documents.

            11. ACCOUNT BANK APPOINTED ATTORNEY-IN-FACT. For so long as no Event of Default hereunder or under the Indenture, the Notes or any of the other Security Documents shall have occurred and be continuing, the Partnership hereby irrevocably constitutes and appoints Account Bank as the Partnership's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of the Partnership with respect to the Collateral, and do in the name, place and stead of the Partnership, all such acts, things and deeds for and on behalf of and in the name of the Partnership, which the Partnership could or might do or which Account Bank or Trustee may deem necessary or desirable to vest more fully in Account Bank, the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. Subject to Paragraph 12(a) below, if the Partnership fails to perform any agreement herein contained, Account Bank, acting upon the written direction of Trustee, may itself perform or cause performance of any such agreement, and any reasonable expenses of Account Bank and Trustee incurred in connection therewith shall be paid by the Partnership as provided in Paragraph 10.

            12. LIABILITY OF TRUSTEE AND ACCOUNT BANK.

                  (a) Account Bank and Trustee shall be responsible for the performance only of such of their respective duties as are specifically set forth herein, and no duty shall be implied from any provision hereof or of the Indenture or any other Security Document. Account Bank shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. The Partnership and, following the Permitted Merger Date, MAALP, with regard to any time period on or after the Permitted Merger Date, shall indemnify and hold Account Bank and Trustee, their respective employees, directors, agents, officers and "control persons" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 as amended, harmless from and against any loss, cost, liability, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Account Bank or Trustee or such other persons in connection with the transactions contemplated hereby or by the Indenture or any other Security Document (unless a court of competent jurisdiction shall have determined, subject to no further appeal, that such loss, cost, liability, damage or expense has resulted solely from the gross negligence or willful misconduct of Account Bank or Trustee, as the case may be) and shall make such indemnification payments on a current basis.

                  (b) Account Bank and Trustee shall each be protected in acting upon any Officers' Certificate, notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and Account Bank and Trustee may assume that any Person purporting to give any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Account Bank and Trustee may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Neither Account Bank nor Trustee shall be liable to the Partnership for any act or omission done or omitted to be done by Account Bank or Trustee in reliance upon any instruction, direction or certification received by Account Bank from Trustee or by the Trustee from Securityholders or the Partnership and without gross negligence or willful or reckless misconduct of Account Bank or the Trustee.

                  (c) Account Bank is hereby authorized to provide information in writing concerning the Accounts to such persons or entities as Trustee may designate to Account Bank in writing, including, without limitation, the Rating Agencies.

                  (d) If, at any time, Account Bank shall reasonably determine that there is any dispute between any of the parties hereto with respect to the holding or disposition of any funds in any Accounts hereunder, or if at any time Account Bank is unable to determine, to Account Bank's satisfaction, the proper disposition of any funds in the Accounts or Account Bank's proper actions with respect to its obligations hereunder, then Account Bank may, in its sole discretion, take either or both of the following actions:

                        (i)   suspend   the   performance   of   any   of  its
obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Account Bank or until a successor Account Bank shall have been appointed pursuant to Section 14 hereof; or

                        (ii) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Charlotte, North Carolina, for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it in the Accounts for holding and disposition in accordance with the instructions of such court.

Account Bank shall have no liability to any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or to be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Accounts or any delay in or with respect to any other action required or requested of Account Bank.

            13. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the earlier of the Permitted Merger Date or payment in full of the Notes. Upon the earlier of payment in full of the Notes or the occurrence of the Permitted Merger Date, this Agreement shall terminate (subject to Paragraph
15) and the Partnership shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and Account Bank and/or Trustee shall execute such instruments and documents prepared by the Partnership and delivered to Account Bank or Trustee, including UCC-3 termination statements, as may be reasonably requested by the Partnership to evidence such termination and the release of the lien hereof.

            14. RESIGNATION OF ACCOUNT BANK. (a) Account Bank shall have the right to resign as Account Bank hereunder upon thirty (30) days' prior written notice to the Partnership, Trustee and the Rating Agencies, and in the event of such resignation, the Partnership shall appoint a successor Account Bank which may be any banking institution which has a rating on its unsecured debt by the Rating Agencies not lower than "A" or its equivalent. No such resignation by Account Bank shall become effective until a successor Account Bank shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Account Bank hereunder. If no such successor Account Bank is appointed within sixty (60) days after receipt of the resigning Account Bank's notice of resignation, the resigning Account Bank may petition a court for the appointment of a successor Account Bank. Upon the acceptance by the successor Account Bank of its appointment, the resigning Account Bank shall be discharged from its duties and obligations hereunder.

                  (b) In connection with any resignation by Account Bank, (i) the resigning Account Bank shall, at the sole cost of the Partnership, (A) duly assign, transfer and deliver to the successor Account Bank this Agreement and all cash and Permitted Investments held by it hereunder, (B) execute such financing statements and other instruments prepared by the Partnership as may be necessary to assign to the successor Account Bank the security interest in the Collateral existing in favor of the retiring Account Bank hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably requested by the Partnership or the successor Account Bank in connection with the foregoing and (ii) the successor Account Bank shall establish in its name, as secured party, cash collateral accounts which shall become the Accounts for purposes of this Agreement upon the succession of such Account Bank.

            15. TERMINATION OF AGREEMENT. Promptly upon the earlier to occur of
(a) the receipt by Trustee of the notice from the Partnership specified in
Section 9.02(viii) of the Indenture or (b) the satisfaction and discharge of the Indenture pursuant to Section 6.01 thereof, Trustee shall give written notice of such event to Account Bank, Account Bank shall disburse all Collateral held by it, in the Accounts or otherwise, to or at the direction of the Partnership, and this Agreement shall terminate and be of no further force and effect; PROVIDED, HOWEVER, that the provisions for the payment of fees and expenses set forth in Paragraph 10 and the indemnification obligations of the Partnership and MAALP set forth in Paragraph 12(a) shall continue in full force and effect.

            16.   MISCELLANEOUS.

                  (a) This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

                  (d) All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "NOTICE") required, permitted, or desired to be given hereunder shall be in writing sent by telefax or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Paragraph 16(d). Any such Notice shall be deemed to have been received three (3) days after the date such Notice is mailed or on the date of sending by telefax or upon delivery by hand or courier addressed to the parties as follows:

            If to Trustee:               LaSalle National Bank
                                         135 South LaSalle Street
                                         Chicago, Illinois  60674-4107
                                         Attn: Asset Backed Securities Trust
                                         Services Group - Mid-America 1997

            If to the Partnership:       Mid-America Capital Partners, L.P.
                                         1209 Orange Street
                                         Wilmington, Delaware  19801
                                         Attn:  Simon R.C. Wadsworth

                                         6584 Poplar Avenue, Suite 340
                                         Memphis, Tennessee  38138
                                         Attn:  Simon R.C. Wadsworth

            With a copy to:              John A. Good, Esq.
                                         Baker, Donelson, Bearman & Caldwell
                                         165 Madison Avenue, Suite 2000
                                         Memphis, Tennessee  38103

            If to MAALP:                 Mid-America Apartments, L.P.
                                         6584 Poplar Avenue, Suite 340
                                         Memphis, Tennessee  38138
                                         Attn:  Simon R.C. Wadsworth

            With a copy to:              John A. Good, Esq.
                                         Baker, Donelson, Bearman & Caldwell
                                         165 Madison Avenue, Suite 2000
                                         Memphis, Tennessee  38103

            If to Account Bank:          First Union National Bank
                                         Corporate Trust Bond Administration
                                         9th Floor
                                         230 South Tyron Street
                                         Charlotte, North Carolina  28288-1179

            With a copy to:              David W. Dabbs, Esq.
                                         Robinson, Bradshaw & Hinson, P.A.
                                         101 North Tyron Street
                                         Charlotte, North Carolina  28246

            If to Bridge Lender to:      Morgan Stanley Mortgage Capital, Inc.
                                         1585 Broadway
                                         New York, New York  10036
                                         Attention:  John Kessler

            With a copy to:              A. Curtis Greer, Esq.
                                         Cadwaleder, Wickersham & Taft
                                         100 Maiden Lane
                                         New York, New York  10038-4892

            (e) All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

            (f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State in which the Accounts are located.

            (g) This Agreement may be executed in any number of counterparts.

            (h) The parties hereby acknowledge that the Account Bank is acting as independent contractor under this agreement and not as agent for any of the parties.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                     ISSUER:


                                    MID-AMERICA CAPITAL PARTNERS, L.P.,


                                    By:  MAACP, Inc., its general partner


                                    By   _____________________________________
                                         Name:
                                         Title:


                                    MID-AMERICA APARTMENTS, L.P.


                                    By:  Mid-America Apartment Communities,
                                         Inc.,
                                            its general partner


                                    By   _____________________________________
                                         Name:
                                         Title:


                                    BRIDGE LENDER:


                                    MORGAN STANLEY MORTGAGE CAPITAL INC.


                                    By   _____________________________________
                                         Name:
                                         Title:


                                    TRUSTEE:


                                    LASALLE NATIONAL BANK, as trustee


                                    By   ______________________________
                                         Name:
                                         Title:

                                    ACCOUNT BANK:


                                    FIRST UNION NATIONAL BANK


                                    By   ____________________________
                                         Name:
                                         Title:

                                   SCHEDULE I


                         LIST OF PROPERTY ACCOUNT BANKS


BANK                          ADDRESS                 ACCOUNT TITLE AND NUMBER

                                                                       EXHIBIT A
                                                  to Cash Collateral Agreement


                               LEGAL DESCRIPTIONS
                                       OF
                              MORTGAGED PROPERTIES

                                                                       EXHIBIT B
                                                  to Cash Collateral Agreement


                              LETTER OF INSTRUCTION




                                                [_______ __], 1997
[Name of Property Account Bank]
[Street Address]
[City, State, ZIP Code]

                        Re:   Account Nos. [___________] and [___________]
                              (COLLECTIVELY, THE "PROPERTY ACCOUNT")

Ladies and Gentlemen:

            This letter shall constitute notice to you that the undersigned has granted a security interest in the above referenced Property Account in favor of LaSalle National Bank, as Trustee ("TRUSTEE") under an Indenture, dated November 21, 1997, between the undersigned and the Trustee, to secure certain of the undersigned's obligations under such Indenture. The undersigned hereby irrevocably instructs and authorizes you to disregard any and all orders for withdrawal from the Property Account made by or at the direction of the undersigned or [Name of property manager] other than directions to disburse on a daily basis all amounts that have been collected that are in the Property Account (except to retain a maximum of $5,000 collected funds for returned checks) by transfer of immediately available funds by automatic clearing house ("ACH") to:

                              Account No. 2020000176886
                              First Union National Bank
                              9th Floor
                              230 South Tyron Street
                              Charlotte, North Carolina 28288-1179
                              Attention: Corporate Trust Bond Administration ABA #064000059

            You hereby agree that you have no right of offset against the Property Account and shall not exercise or attempt to exercise any such right against the Property Account.

            The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Trustee under the Indenture, or any successor Trustee under the Indenture, may by written notice to you rescind the instructions contained herein.


                                   Sincerely,


                                    MID-AMERICA CAPITAL PARTNERS, L.P.


                                    By:  MAACP, Inc., its general partner


                                    By   _____________________________
                                         Name:
                                         Title:




ACKNOWLEDGMENT AND AGREEMENT

The undersigned acknowledges notice of the security interest of Trustee and hereby confirms that the undersigned is not the holder of any pledge or assignment of the Property Account and has received no notice of any other pledge or assignment of the Property Account. All payments made by the undersigned to Trustee or First Union National Bank shall be made irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off.


[NAME OF PROPERTY ACCOUNT BANK]


By:  _____________________________
     Name:
     Its:


Dated as of: November [__], 1997

                                                                       EXHIBIT C
                                                  to Cash Collateral Agreement


            "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including without limitation those issued by the Trustee under the Indenture or any of its Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment, and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); PROVIDED, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii)  Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); PROVIDED, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency; PROVIDED, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency; PROVIDED, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency; in its highest long-term unsecured rating category; PROVIDED, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency; in its highest short-term unsecured debt rating; provided, HOWEVER, that the investments described in this clause (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and

                  (viii) units of taxable money market funds or mutual funds (which may be funds that are managed by Account Bank, Trustee or their respective corporate affiliates), which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, and which funds have the highest rating available from each Rating Agency for money market funds or mutual funds (which rating, if from Standard & Poor's Rating Services, shall be "AAAm" or "AAAmg", as applicable);

PROVIDED, HOWEVER, that such obligation or security continues to qualify as a "cash flow investment" pursuant to Section 860G(a)(6) of the Internal Revenue Code of 1986, as amended, earning a passive return in the nature of interest and that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or
(B) the rights to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.